UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 18, 2008

The Hallwood Group Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-8303	51-0261339

(Commission File Number)	(IRS Employer Identification No.)

3710 Rawlins, Suite 1500 Dallas, Texas	75219

(Address of Principal Executive Offices)	(Zip Code)

(214) 528-5588

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     As previously disclosed, the registrant’s energy affiliate, Hallwood Energy, L.P., is currently seeking additional capital from external sources. In connection with that effort, Hallwood Energy is providing certain information concerning its assets, operations and prospects to third parties. Exhibit 99.1 summarizes certain of that information.
     By furnishing this Current Report on Form 8-K, the registrant does not acknowledge that disclosure of this information is required by Regulation FD or that the information was material or non-public before the disclosure. The registrant assumes no obligation to update or supplement forward-looking statements in the exhibit that become untrue because of new information, subsequent events or otherwise.
     The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Hallwood Energy uses the terms “net production,” “gas in place,” “recoverable,” “probable,” “possible” and other terms that the SEC’s guidelines may prohibit it from including in filings with the SEC if Hallwood Energy was to file reports with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by Hallwood Energy. Hallwood Energy’s production forecasts are dependent upon many assumptions, including estimates of production decline rates from existing wells and the outcome of future drilling activity. Also, Hallwood Energy’s internal estimates of reserves and resources, particularly in those areas where it may have conducted a limited review of data or have limited experience with the properties, may be subject to revision and may be different than its estimates in the future. Although Hallwood Energy believes the expectations, estimates and forecasts in these and other forward-looking statements are reasonable, the registrant can give no assurance they will prove to be been correct. They can be affected by inaccurate assumptions and data or by known or unknown risks and uncertainties.
     This Form 8-K and the exhibits attached hereto contain forward-looking statements, including without limitation, statements containing the words “believe”, “anticipated”, “expect” and similar expressions. These forward looking statements are based on estimates and assumptions as of the date of this document that, although management believes to be reasonable, are inherently uncertain. Such forward-looking statements involve unknown risk, uncertainties and other factors which cause the actual results, financial condition, performance or achievement of the registrant or Hallwood Energy, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The most significant risks are detailed from time to time in the registrant’s filings and reports with the Securities and Exchange Commission, including the registrant’s Annual Report on Form 10-K for the year ended December 31, 2007. It is advisable not to place undue reliance on the registrant’s forward-looking statements. The registrant undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The registrant disclaims any intent or obligation to update publicly any forward-looking statements set forth herein, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

No.	Exhibit Name

99.1	Certain Information regarding Hallwood Energy, L.P., dated June 19, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2008	THE HALLWOOD GROUP INCORPORATED
	By:	/s/ Melvin J. Melle
Melvin J. Melle
Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit Name

99.1	Certain Information regarding Hallwood Energy, L.P., dated June 19, 2008